CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS

(US NUCLEAR CORP.)

Pursuant to Article Fifth of the Articles of Incorporation for US Nuclear Corp., a Delaware corporation (the “Company”), and Article III, Section 3 and Article IV, Section 1 and Section 5 of the Bylaws of the Company, as amended, the Board of Directors consent, in writing, without a meeting, to the following actions in lieu of a meeting:

WHEREAS, the Board of Directors has been advised that Gerald Entine died on May 22, 2018.

WHEREAS, in order to fill the vacancy left by the death of Gerald Entine, the remaining member of the Board of Directors – Robert Goldstein, has nominated Dell Williamson for appointment to the Board of Directors following receipt of a Confidential Bad Actor Disqualifying Event Statement from Mr. Williamson confirming no “disqualifying event,” as defined under Rule 506(e) of Regulation D under the 1933 Securities Act.

WHEREAS, concomitant with the nomination of Mr. Williamson, Mr. Goldstein nominated Michael G. Hastings to serve as a director on the Board of Directors following receipt of a Confidential Bad Actor Disqualifying Event Statement from Mr. Hastings confirming no “disqualifying event,” as defined under Rule 506(e) of Regulation D under the 1933 Securities Act.

NOW THEREFORE, the Board of Directors consents to the following actions:

RESOLVED, by executing these consent resolutions, below, Mr. Williamson accepts appointment as a director on the Board of Directors.

RESOLVED, by executing these consent resolutions, below, Mr. Hastings accepts appointment as a director on the Board of Directors.

RESOLVED, the Board of Directors shall determine compensation of directors under Article IV, Section 7 of the Bylaws following a future special meeting of the Board of Directors.

RESOLVED, that counsel for the Company is hereby directed to prepare periodic disclosures consistent with these resolutions to be approved by the Board of Directors, and upon approval, file on Form 8-K with the United States Securities and Exchange Commission.

RESOLVED, all prior actions of the Officers are ratified and approved as being in the best interests of the Company.

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Approved for entry in the books and records of the Company.

Dated: May 31, 2018

/s/Robert Goldstein

By: Robert Goldstein

Its: Chairman of the Board

By executing below, the undersigned acknowledges receipt and review of the Bylaws of the Company, and hereby accepts appointment as a director on the Board of Directors subject to the Bylaws:

/s/Dell Williamson

By: Dell Williamson

/s/Michael G. Hastings

By: Michael G. Hastings